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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                  June 9, 1997



                            FORWARD INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    New York                        0-6669                         13-1950672
---------------                ----------------                  -------------
(State or other                (Commission File                  (IRS Employer
jurisdiction of                     Number)                      Identification
 incorporation)                                                       No.)

                             275 Hempstead Turnpike
                         West Hempstead, New York 11552
                  --------------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (516) 564-1100


                                 Not Applicable
                 ----------------------------------------------
                 (Former Address, if changed since last report)


               --------------------------------------------------

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Item 4.  Change in Registrant's Certifying Accountant
         --------------------------------------------

         As of June 9, 1997, the Board of Directors of the Registrant ("Forward Industries, Inc." or the "Company") approved the resignation Miller, Ellin & Company ("Miller Ellin") as the Company's independent accountants and the engagement of Patrusky, Mintz & Semel ("Patrusky") as the Company's independent accountants. The reports of Miller, Ellin on the Company's financial statements as of and for the two fiscal years ended September 30, 1995 and September 30, 1996 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two fiscal years ended September 30, 1995 and September 30, 1996 and subsequent period through June 9, 1997 there were no disagreements between the Company and Miller, Ellin concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Miller, Ellin, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         The Company did not consult with Patrusky during the Company's two fiscal years ended September 30, 1995 and September 30, 1996 and subsequent period through June 9, 1997 on the application of accounting principles to a specified transaction; the type of opinion that might be rendered on the Company's financial statements; any accounting, auditing or financial reporting issue; or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

         The Company provided Miller, Ellin with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of Miller, Ellin to the disclosures set forth in this section.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits
         ----------------------------------

    (a)  Financial statements of business acquired:  Not applicable

    (b)  Pro forma financial information:  Not applicable

    (C)  Exhibits:

         No.       Exhibit
         ---       -------

         16.1 Letter of Miller, Ellin & Company, dated June 12, 1997, pursuant to Section 304(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

                                       2
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 13, 1997
                                            FORWARD INDUSTRIES, INC.

                                            By: /s/ Theodore H. Schiffman
                                               ---------------------------
                                                    Theodore H. Schiffman
                                            Chairman and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

No.           Exhibit                                                      Page
---           -------                                                      ----

16.1          Letter of Miller, Ellin & Company, dated June 12, 1997